EXHIBIT 10.12

                             DISTRIBUTION AGREEMENT


This agreement is made as of March 10, 2005 between SeaLife Marine Products, Inc., (Company) a wholly owned subsidiary of SeaLife Corporation, 5601 Slauson Avenue, Suite 283 Culver City, California 90230and Current, Inc., 30 Tyler Street, East Haven, CT 06512 (Distributor).



1.       KEY TERMS.

         (a)      Territory. "Territory" means Virginia, Maryland, Delaware, New
Jersey,   New  York  (South  of  Latitude   42),   Connecticut,   Rhode  Island,
Massachusetts, New Hampshire and Maine.

         (b) Class of Trade. "Class of Trade" means sub-distributors (boats, barges and marine vessels only), shipyards, boatyards and marine dealers. This does not include retail, internet, non-marine vessel vertical markets and catalog categories.

There may be instances from time to time where a potential customer, especially a national account, could be a house account or a Rep account. This situation will be evaluated on a case by case basis and the final decision will be made by the Company President or Division President

         (c) Products. "Products" means all products that the Company may elect in its discretion to distribute in the Territory. See exhibit "A" for product listing and distributor pricing.

2. APPOINTMENT. The Company appoints Current, Inc. as the Company's exclusive distributor for sales of Products to the Class of Trade to be delivered in the Territory as listed in items 1a, 1b, and 1c.

3.       OBLIGATIONS OF DISTRIBUTOR.

         (a) MARKETING EFFORTS. Distributor will use its best efforts to maximize sales of Products in the Territory to the Class of Trade in the Territory and will: (1) retain agents and representatives adequate to effectively promote and sell the Products; (2) make appropriate contacts and related efforts to sell Products to the Class of Trade; (3) arrange sales meetings between the Company and Distributor's major accounts for presentations of Products and review of topical issues affecting the trade industry, as reasonably requested by Company; (4) participate at key trade shows in the Territory; (5) pursue leads, if any, furnished by the Company; and (6) provide monthly reports to the company covering sales, sales prospects, past and upcoming promotional efforts and such other matters as are reasonably requested by the Company. Distributor shall perform its duties in a professional manner and in accordance with the highest industry standards.


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         (b)      NO AUTHORITY. Distributor shall not make any representation or warranty on behalf of the Company, or in any manner assume or create any obligation or responsibility, express or implied, on behalf of, or in the name of, the Company or act for or bind the Company in any respect (it being understood that any representation, warranty or obligation may only be created by the Company). No advertising, publicity, promotional or other materials in any medium (nor any the Company's service marks, trademarks or trade names) may be used by Distributor without the Company's prior written approval and then only in accordance with the Company's instructions.

         (c) OTHER ACTIVITIES. Distributor shall promptly notify the Company in writing if Distributor desires to distribute or sell products that are competitive with the Products and must have approval from the Company prior to such sales.

4. OBLIGATIONS OF THE COMPANY. The Company shall inform and instruct Distributor as to the Products and provide guidance and promotion of the Products, as the Company deems appropriate. The Company shall supply materials required, in the sole judgment of the Company, for the proper promotion and handling of sales and instructions for use of such materials.

If at the end of the first 12 month period there is an excess of inventory and both parties agree that it is excess, the distributor may return the excess amount to the company.

5.       SALES PERFORMANCE REQUIREMENTS AND PAYMENT TERMS

         (a)      Minimum Sales Requirement

                  Initial order: March 1, 2005 - 250 gallons; April 15, 2005 - 250 gallons
                  First Year                 TBD
                  Second Year                TBD

         (b)      Payment Terms

                  Initial Order: 50% Upon execution of this agreement; 50% Upon delivery.
                  Following orders:  30 day terms pending credit approval

         (c)      Sales incentive rebate program
                  3000 gallons the first year, 2% rebate paid out at year end 5000 gallons the first year, 4% rebate paid out at year end

         (d) From March 15, 2005 through September 2005, SeaLife will commit to advertising that both parties will agree upon and is estimated at approximately $8,000.

6.       ORDERS AND PRICING.

         (a) ORDERS. Distributor shall promptly transmit to the Company, in writing, all orders for Products on order forms approved by the Company. All orders are subject


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to acceptance or rejection by the Company, which reserves the right to reject any order or part thereof (or cancel after acceptance), for any other reason, in its sole discretion.

         (b) PRICING AND TERMS. The Company shall establish all prices and terms of sale for the Products. Distributor shall not deviate from the Company pricing or terms of sale, including terms of delivery, without the prior written approval of the Company. The Company reserves the rights to change and/or modify pricing and terms, as it deems necessary, upon prior written notice to Distributor. All contracts with accounts shall solely be between such accounts and Distributor and the Company shall have no rights or obligations under such contracts.

Pricing is guaranteed for any 6 month period.

7.       PROPRIETARY RIGHTS:

         (a) OWNERSHIP. The Company owns all Products and materials and all intellectual property rights related to or used in connection therewith (the "Rights"). Distributors shall acquire no interest in the Rights or in any goodwill or relationships with customers or prospective customers. Distributor shall not at any time, during or after the Term, contest, or aid any other person in contesting, or do anything which otherwise impairs the Company's interests in the Rights.

         (b) NON-USE AND NON-DISCLOSURE. Distributor shall treat all information regarding the Company or its customers or vendors, or the sale, manufacture or distribution of the Products, including actual and prospective customer and vendor names, lists and information, the methods by which sales of the Products are conducted, any method by which customers, products or supplies of the Product are obtained, business and marketing plans and financial information and all other information that might by its nature be viewed as trade secret, proprietary or confidential (collectively, "Confidential Information"), as the Company's confidential and proprietary information and shall not, without the Company's prior written consent, at any time during or after the Term, directly or indirectly (a) use any Confidential Information for its own account or for the benefit of any third party, or (b) disclose, make accessible or furnish any Confidential Information or intellectual property rights therein to any third party or (c) or permit the occurrence of any of the foregoing.

8.       TERM.  The  term  of  this  Agreement  (the  "Term")  commences  on the
Effective Date and shall continue for a period of 2 years thereafter, unless earlier terminated as provided below. In addition, unless either party provides written termination at least thirty (30) days before the end of such 2 year period, the Term shall continue until terminated by either party on thirty (30) days prior written notice to the other party. The Company may also terminate this Agreement at its sole discretion immediately for (a) material breach or failure of performance by Distributor as outlined in Section 5 (Sales performance and Payment terms) or (b) any acts of moral turpitude by Representative or other acts which might injure the reputation of the Company. In addition, either party shall have the right to terminate this Agreement and end the Term at any time, with or without cause, upon thirty (30) days advance written notice to the other party. Upon

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termination  by either  party,  the  Distributor  will  return all  inventories, samples, collateral marketing materials and other designated Company property in the distributor's possession and pay all outstanding receivables to the Company.

9.       MISCELLANEOUS.

         (a) RIGHT TO CONTACT ACCOUNTS. Nothing herein will prohibit any contact or communications between the Company and any account. In addition, in the event that Distributor is unable to solicit, contact or otherwise sell Products to any account, the Company may solicit, contact and assist the Distributor in selling Products to such account.

         (b) ENTIRE AGREEMENT. This Agreement contains the parties' entire agreement regarding its subject matter and supercedes all prior agreements, understandings and negotiations regarding that subject matter. This Agreement may not be changed, modified, amended or supplemented except by a written instrument signed by both parties. This Agreement shall control over additional or different terms of any order, confirmation, invoice or similar document, even if accepted in writing by both parties; waivers and amendments shall be effective only if made by non-pre-printed agreements clearly understood by both parties to be an amendment or waiver of this Agreement and its terms.

         (c) ASSIGNABILITY. Distributor may not assign this Agreement without prior written consent of the Company. The Company may assign this Agreement to any entity that acquires substantially all of its assets or business and to any of its affiliates.

         (d) SEVERABILITY. If any provision of this Agreement is held illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

         (e) ARBITRATION. The parties hereby agree that all controversies, claims and matters of difference shall be resolved by binding arbitration before JAMS/Endispute (the "JAMS") located in Los Angeles, California according to the rules and practices of the JAMS from time-to-time in force; PROVIDED HOWEVER that the parties hereto reserve their rights to seek and obtain injunctive or other equitable relief from a court of competent jurisdiction, without waiving the right to compel such arbitration pursuant to this section.

         (f) NOTICES; REPORTS. All notices, consents, approvals and reports required by this Agreement shall be in writing, sent by certified or registered mail, postage prepaid, or by facsimile or email (if confirmed by certified or registered mail) to the parties at the addresses first set forth above or such other addresses as be designated in writing by the respective parties in accordance with these notice requirements. Notice shall be deemed effective on the date of mailing (or the date of facsimile or email if confirmed by certified or registered mail sent within one day thereafter).

         (g) RELATIONSHIP. Distributor is an independent business entity in the performance of this Agreement, is solely responsible for its employees and agents and


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labor costs and expenses arising in connection therewith and is responsible for, and will indemnify the Company and its parent company, SeaLife Corporation from, all claims, liabilities, damages, debts, settlements, costs, attorneys' fees, expenses and liabilities of any type whatsoever that may arise on account of the
activities  of  Distributor,   its  employees  or  agents  (including  providing
unauthorized representations or warranties, failing to effectively disclaim warranties and liabilities of the Company to its customers or breaching any term, representation or warranty of this Agreement, and all claims made by any entity on account of an alleged violation by Distributor of any law, regulation code or other legal requirement). The Company is not responsible for the actual performance of this Agreement by Distributor, nor with Distributor's employment of other persons or incurring of other expenses. Except as expressly provided herein, the Company shall have no right to exercise control whatsoever over the activities or operations of Distributor.

         (h) WAIVERS. The waiver by either party of a breach of any provisions contained herein shall be in writing and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

         (i) APPLICABLE LAW; EXCLUSIVE FORUM. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its conflicts of laws provisions. The exclusive jurisdiction and venue of any action with respect to this Agreement and all transactions related to its execution, performance and interpretation shall be the Superior Court of California for Los Angeles County or the U.S. District Court for the Central District of California and each party hereto submits itself to the exclusive jurisdiction and venue of such courts for the purpose of any such action. The prevailing party in any such legal action shall be entitled to reasonable costs and attorneys' fees, including upon any appeal thereof.

         (j) CAPTIONS. Paragraph captions are inserted for convenience only and in no way are to be construed to define, limit or affect the construction or interpretation hereof.

         (k) INJUNCTIVE RELIEF. The parties acknowledge and agree that (a) the extent of damages to the Company in the event of a breach by Distributor of any obligation hereunder, including its obligations under Section 7, may be impossible to ascertain and (b) the Company will have no adequate remedy at law to compensate it in the event of breach of such obligations; consequently, Distributor agrees that if it breaches any obligation hereunder, in addition to any other rights and remedies available, the Company shall be entitled to enforce all such obligations by injunctive or other equitable relief ordered by any court of competent jurisdiction in accordance with the provisions of Paragraph 8(h) herein, all without the requirement of any bond or other surety.

         (l) COUNTERPART. This Agreement may be executed in one or more counterparts, which shall together constitute the entire Agreements of the parties.

         (m) SURVIVAL. The provisions of Section 7 and of each other provision that by its nature gives rise to obligations that should survive termination shall survive the termination or expiration of this Agreement for any reason whatsoever.

         (n) NO WARRANTIES. Distributor acknowledges that the Company makes no representation or warranty to Distributor with respect to the Products, and makes only such representations and warranties to accounts as may be expressly provided in any written accepted terms of any order. Without limiting the foregoing, THE COMPANY DOES NOT WARRANT TO DISTRIBUTOR THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PRODUCTS OR THE PERFORMANCE OR NONINFRINGEMENT THEREOF, DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS, SERVICE OR ANYTHING ELSE AND DOES NOT MAKE ANY WARRANTY TO ACCOUNTS EXCEPT AS MAY BE SET FORTH IN THE WRITTEN TERMS OF ANY ORDER WITH AN ACCOUNT. THE COMPANY HAS NOT AUTHORIZED ANYONE TO MAKE ANY REPRESENTATION OR WARRANTY ON ITS BEHALF.

         (o) REMEDIES. Distributor's sole and exclusive remedy for any breach of this Agreement by Proterra shall be to collect any monies that may be due and payable under the terms of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.



SeaLife Marine Products, Inc                  Current, Inc.

By:    /s/ Barre Rorabaugh                    By:   /s/ Brian Prinz
       ------------------------------               ---------------------------
       Barre Rorabaugh                              Brian Prinz

Title: PRESIDENT                             Title: PRESIDENT
       ------------------------------               ----------------------------
Date:                                         Date:


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                                    EXHIBIT A
                                LIST OF PRODUCTS

                          SeaLife 1000 Anti-Foul Paint
                         SeaLife 1000 XP Anti-Foul Paint